UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

       Date of Report (Date of earliest event reported): December 13, 2005

                               Intelli-Check, Inc.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     001-15465              11-3234779
-----------------------------     ------------------------    -------------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
       of Incorporation)                                     Identification No.)


  246 Crossways Park West, Woodbury, NY                          11797
  -------------------------------------------------   -------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:          516-992-1900
                                                      -------------------------

          -------------------------------------------------------------
          (Former Name or Former Address, is Changed Since Last Report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

      On December 13, 2005 Intelli-Check, Inc. (the "Company") announced that it purchased a warrant to purchase 110,000 shares of the Company's common stock from WPG Software Fund, L.P. The warrants were originally purchased by WPG Software Fund, L.P. in the Company's August 2005 private placement.

Item 9.01.     Financial Statements and Exhibits.

(d)      Exhibits

Exhibit                   Description
-------                   -----------

99.1                      Press Release dated December13, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INTELLI-CHECK, INC.

                           By:    /s/ Frank Mandelbaum
                                 -----------------------------------------------
                                 Name: Frank Mandelbaum
                                 Title:    Chairman and Chief Executive Officer

Dated: December 14, 2005

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

                                  Exhibit Index

Exhibit                   Description
-------                   -----------

99.1                      Press Release dated December 13, 2005